                                                                   EXHIBIT 10.54

Prepared By and Return To:

IGAL KNOBLER, P. A.
Broad and Cassel
Barnett Bank Center
P.O. Box 4961
Orlando, Florida  32802-4961




                            PURCHASE MONEY MORTGAGE

         THIS MORTGAGE is executed this 5th day of May, 1995 by BARA VINELAND, INC., a Florida corporation (the "Mortgagor"), whose mailing address is 5401 South Kirkman Road, Suite 725, Orlando, Florida 32819, to and in favor of MAJOR REALTY CORPORATION, a Delaware corporation (the "Mortgagee"), whose mailing address is 5728 Major Boulevard, Suite 306, Orlando, Florida 32819.

         IN CONSIDERATION of the aggregate sum set forth in that certain promissory note of even date herewith, hereinafter described, Mortgagor does hereby grant, bargain, sell, alien, remise, release, convey and confirm to the Mortgagee, in fee simple, all that certain property in Orange County, Florida, described as follows:

                                SEE EXHIBIT "A"
             ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE.

         TOGETHER WITH all structures and improvements now and hereafter on said land, appurtenances, servitudes, rights, ways, privileges, prescriptions, accretions and advantages which in any was belong to or pertain to the land; and

         TOGETHER WITH all rents, issues, proceeds and profits accruing to and from said premises; and

         TOGETHER WITH all fixtures and accession, equipment, and personal property contained in or appurtenant to the premises, or which may hereafter from time to time be placed therein, and any substitutions or replacements thereof; and

         TOGETHER WITH all right, title and interest of the Mortgagor, if any, now owned or hereafter acquired, in and to any land lying in the bed of any street, road, or avenue, open or proposed , in front of or adjoining said premises; and

         TOGETHER WITH all other interest of every kind and character which Mortgagor now has or at any time hereinafter acquires, in, to or concerning the property described above and, in and to all property, tangible or intangible, which is used in connection with the operation of





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the premises including, but not limited to, maintenance, service or sales contracts, licenses, permits, consents or approvals issued by governmental authorities, if any.

         All property and interests described or referred to above will hereinafter be referred to collectively as the "Mortgaged Premises" or the "Mortgaged Property."

         TO HAVE AND TO HOLD the Mortgage Premises unto the Mortgagee and its successors and assigns forever.

         AND Mortgagor covenants with the Mortgagee that Mortgagor is indefeasibly seized of the Mortgaged Premises in fee simple, that the Mortgagor has full power and lawful right to convey the Mortgaged Premises in fee simple, that the Mortgagor will make such further assurances to perfect the fee simple title to the Mortgaged Premises in Mortgagee as may reasonably be required, and that Mortgagor does hereby fully warrant the title to the Mortgaged Premises except the permitted exceptions as shown on Exhibit "B" attached hereto and made a part hereof (the "Permitted Exceptions"), and will defend the same against the lawful claims of all persons whomsoever.

         PROVIDED, ALWAYS, that if the Mortgagor shall pay unto the Mortgagee, its successors or assigns the sum of money mentioned in that certain Nonrecourse Purchase Money Promissory Note of even date, in the original principal amount of One Million Three Hundred Ten Thousand and No/100 Dollars ($1,310,000.00), maturing on May 5, 1996 unless extended as provided therein, and secured hereby, a copy of which is attached hereto as Exhibit "C" and incorporated herein by reference (the "Note"), and shall pay all other sums provided to be paid by this Mortgage, and shall perform, comply with and abide by each and every one of the stipulation, agreements, conditions and covenants of the Note and of this Mortgage, then this Mortgage and the estate created hereby shall cease and be null and void and this instrument shall be released by the Mortgagee, the release preparation and recording costs being the expense of the Mortgagor.

         AND MORTGAGOR COVENANTS AND AGREES AS FOLLOWS:

         1. Performance of Obligations. Mortgagor will pay the principal of the Note as and when the same shall become due and payable, and shall duly pay, perform, and discharge all of its other obligations created hereunder or secured hereby.

         2. Legal Requirements. Mortgagor shall promptly and faithfully comply with, conform to, and obey all present and future law, ordinances, rules, regulations, and requirements of every duly constituted governmental authority or agent and every Board of Fire Underwriters having jurisdiction, or similar body exercising similar functions, which may be applicable to the Mortgaged Premises, or any part thereof, or the use or manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of the Mortgaged Premises, or any part thereof, whether or not such law, ordinance, rule, order, regulation or requirement shall





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necessitate structural changes or improvements or interfere with the use and enjoyment of the Mortgaged Premises. Notwithstanding the foregoing, Mortgagor may, at its own expense, contest by appropriate proceeding any governmental order so long as Mortgagor shall have furnished such security and in such form as may be required in the proceedings or as may be reasonably requested by Mortgagee.

         3.      Impositions.   Mortgagor shall pay and discharge, or cause to
be paid and discharged, prior to delinquency, all taxes, assessments, fees, and other governmental charges (and any interest or costs with respect thereto) and all charges for any easement or agreement maintained for the benefit of the Mortgaged Premises, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, that at any time prior to or after the execution of the Mortgage may be assessed, levied, or imposed upon the Mortgaged Premises or the rent or income received therefrom or any use or occupancy thereof (hereinafter the "Impositions"). Mortgagor shall, upon request, furnish receipted bills to Mortgagee upon receipt by Mortgagor from the appropriate taxing or other authority, or other evidence reasonably satisfactory to Mortgagee, evidencing the payment of all Impositions. If any tax or assessment levied or assessed against the Mortgaged Premises may legally be paid in installments, Mortgagor shall have the option to pay such tax or assessments in installments. Notwithstanding the foregoing, Mortgagor may, at its own expense, after prior written notice to Mortgagee, contest by appropriate proceedings, promptly initiated and conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Imposition if:

                 A. such proceeding shall suspend the collection thereof from Mortgagor and from the Mortgaged Premises; and

                 B. Mortgagor shall have furnished such security and in such form as may be required in the proceedings or as may be reasonably requested by Mortgagee.

         4. Insurance. Mortgagor shall maintain general liability insurance upon the Mortgaged Premises in an amount not less than the unpaid principal balance of the Note, issued by a company or companies licensed to write insurance in the State of Florida, and satisfactory to Mortgagee. Each insurance policy shall provide, and the insurer issuing such a policy shall certify to Mortgagee, that:

                 A. loss payments will be payable to Mortgagee as its interest may appear;

                 B. the interest of Mortgagee shall be insured regardless of any breach or violation by Mortgagor of any warranties, declarations or conditions contained in such policy;

                 C. if such insurance be canceled or materially changed for any reason whatsoever, such insurer will promptly notify Mortgagee and such cancellation or change shall





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not be effective as to Mortgagee for thirty (30) days after receipt by
Mortgagee of such notice; and

                 D. PNC Bank, Kentucky, Inc., shall be named as an additional insured under such policy.

                 Mortgagor shall furnish to Mortgagee copies of each such policy and copies of each renewal policy, not less than thirty (30) days prior to the expiration of the original policy or preceding renewal policy (as the case may be). Mortgagor shall furnish Mortgagee with receipts or other evidence that premiums on the policies have been paid, if requested by Mortgagee.

         5. Care of Premises. Mortgagor shall maintain, preserve, protect and keep in good order and condition, the Mortgaged Premises and from time to time shall make all necessary or appropriate repairs, replacements and improvements thereto. In the event that the Mortgaged Premises or any part thereof shall be damaged or destroyed by fire or other casualty, Mortgagor shall immediately notify Mortgagee in writing of such damage or destruction. Upon the request of Mortgagee, Mortgagor shall, at its sole cost and expense, commence and diligently continue to restore, repair, replace, rebuild or alter the Mortgaged Premises as nearly as possible to its value, conditions and character immediately prior to such damage or destruction.

         6. Environmental Hazards. In addition to Mortgagor's covenants and agreements under Paragraph 5 hereinabove, Mortgagor further covenants and agrees with Mortgagee that Mortgagor shall not (a) cause or permit the presence, use, generation, manufacture, production, processing, installation, release, discharge, emission, storage (including above- and under-ground storage tanks for petroleum or petroleum products, but excluding small containers of gasoline used for maintenance equipment or similar purposes which are not in violation of any Hazardous Materials Laws), treatment, handling, or disposal of any Hazardous Materials on, under, in or about the Mortgaged Premises, or in any way affecting or impairing the Mortgaged Premises or which may form the basis for any present or future claim, demand or action seeking cleanup of the Mortgaged Premises, or the transportation of any Hazardous Materials to or from the Mortgaged Premises or (b) cause or exacerbate any occurrence or condition on the Mortgaged Premises that is in violation of Hazardous Materials Law.

         Mortgagor further agrees at all time to comply fully and in a timely manner with, and to cause all employees, agents, contractors, and subcontractors of Mortgagor and any other persons occupying or present on the Mortgaged Premises to so comply with all applicable federal, state, and local laws, regulations, guidelines, codes, and other legal requirements relating to the generation, use, handling, storage, treatment, transport, and disposal of any Hazardous Materials now or hereafter located or present on or under the Mortgaged Premises.





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         Mortgagor shall promptly notify Mortgagee in writing of:  (i) any enforcement, cleanup, removal or other governmental or regulatory action, investigation, or any other proceeding instituted, completed or threatened in connection with any Hazardous Materials; (ii) any suit, cause of action, or any other claim made or threatened by any third party against Mortgagor or the Mortgaged Premises relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials; and (iii) Mortgagor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Mortgaged Premises that could cause all or any portion of the Mortgaged Premises to be subject to any restrictions on the ownership, occupancy, transferability or use of the Mortgaged Premises under Hazardous Materials Law. The provisions of the preceding sentence shall be in addition to any and all other obligations and liabilities that Mortgagor may have to Mortgagee under applicable law.

         The term "Hazardous Materials," for purposes of this paragraph 6, includes petroleum and petroleum products (excluding small quantity of gasoline used in maintenance equipment on the Mortgaged Premises), flammable explosives, radioactive materials (excluding radioactive materials in smoke detectors), polychlorinated biphenyls, asbestos in any form that is or could become friable, hazardous waste, toxic or hazardous substances or other related materials whether in the form of a chemical, element, compound, solution, mixture or otherwise including, but not limited to, those materials defined as "hazardous substances," "extremely hazardous substances," "hazardous chemicals," "hazardous materials," "toxic chemicals," "air pollutants," "toxic pollutants," "hazardous wastes," "extremely hazardous waste," or "restricted hazardous waste" by Hazardous Materials Law. The storage and ordinary use, by the Mortgagor, its agents and tenants, of cleaning agents and other household products that are readily available for retail sale shall not be deemed a violation of this Paragraph, provided such storage and use is in compliance with law and all manufacturer requirements.

         The term "Hazardous Materials Law," for the purpose of this paragraph 6, means any federal, state, or local law, ordinance or regulation or any court judgment applicable to Mortgagor or to the Mortgaged Premises relating to industrial hygiene or to environmental or unsafe conditions including, but not limited to, those relating to the generation, manufacture, storage, handling, transportation, disposal, release, emission or discharge of Hazardous Materials, those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to the Mortgaged Premises, and those relating to the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about the Mortgaged Premises. "Hazardous Materials Law" also shall include, but not be limited to, the Comprehensive Environmental Response, Compensation and Liability Act, the Emergency Planning and Community Right-to-Know Act of 1986, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Solid Waste Disposal Act, the Clean Water Act, the Toxic Substance Control Act, the Safe Drinking Water Act and the Occupational Safety and Health act, and all regulations adopted in respect to the foregoing laws.





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         7.      Conveyances and Other Liens.  Except as otherwise set forth herein, upon the sale, exchange or other transfer of title of the Mortgaged Premises or any part thereof or any interest therein, or upon sale, exchange, transfer, assignment or other disposition of any interest in Mortgagor hereunder, without the written approval of Mortgagee, the full amount of the debt secured hereby shall immediately become due and payable. Mortgagor shall not create, incur, or permit to exist any mortgage, pledge, lien, encumbrance, or charge on, or adverse claim with respect to the Mortgaged Premises, or any part thereof, or income therefrom other than:

                 A. liens being contested in good faith and by appropriate proceedings in the manner permitted by this Mortgage;

                 B.  liens or taxes or assessments not yet delinquent;

                 C.  this Mortgage; and

                 D.  the Permitted Exceptions.

         8. Condemnation. Upon obtaining knowledge of the institution, or the proposed, contemplated or threatened institution, of any proceedings for the taking of the Mortgaged Premises, or any part thereof, by condemnation or eminent domain, Mortgagor shall notify Mortgagee of the pendency of such proceedings. Mortgagor agrees to provide Mortgagee with periodic updates of the proceedings. Furthermore, it is specifically acknowledged and agreed that Mortgagor shall not, without the prior written consent of Mortgagee, settle the proceedings and accept an award which will result in the Mortgagee receiving an amount of money which is less than the sum payable to Mortgagee under the Partial Release Agreement (as hereinafter defined) for the portion or portions of the Mortgaged Premises being condemned.

         As additional collateral and further security for the payment of the indebtedness secured hereby, Mortgagor hereby assigns to Mortgagee all awards hereafter made by virtue of any exercise of the right of condemnation or eminent domain by any authority, including any award for damage to or taking of title to the Mortgaged Premises, or any part thereof, or the possession thereof, or any right to any easement affecting the Mortgaged Premises or appurtenant thereto (including any award for any change of grade of streets), and the proceeds of all sales in lieu of condemnation. At its option, Mortgagee may collect and receive all such awards and apply the proceeds in any one or more of the following ways:

                 A. for the payment of all costs and expenses (including reasonable attorney's fees and other legal expenses) incurred by Mortgagor or Mortgagee in connection with collecting such proceeds;

                 B. to the payment of all accrued and unpaid interest on the Note; or





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                 C.  to the fulfillment of any of the covenants and agreements of Mortgagor hereunder.

         Mortgagor agrees to execute and deliver such other instruments as Mortgagee may require to evidence the assignment of all such awards and proceeds to Mortgagee.

         9. Legal Action. If the Mortgagee is made a party to or appears, either voluntarily or involuntarily, in any action or proceeding affecting the Mortgaged Premises, the Note, or the validity or the priority of this Mortgage, then Mortgagor shall, upon demand, reimburse Mortgagee for all costs, expenses and liabilities incurred by Mortgagee by reason of any such action or proceeding including reasonable attorneys' fees, whether incurred before, during, or after such litigation, upon any appellate level, or in any bankruptcy or insolvency proceedings, and the same shall be secured by this Mortgage.

         10. Events of Default. The occurrence of any of the following shall constitute an Event of Default hereunder:

                 A. Default in Payment. Mortgagor shall fail to pay the principal balance as and when the same shall become due and payable.

                 B. Breach of Covenant. Mortgagor shall fail to observe or perform any covenant or agreement made by Mortgagor in or pursuant to this Mortgage, the note, or any other document evidencing or securing the indebtedness secured hereby and shall fail to cure such default within five (5) days after written notice thereof from Mortgagee specifying the nature of the default; provided, however, that if the default cannot be cured within said five (5) day period, then Mortgagor shall have such additional time as Mortgagor reasonably requires to cure the default if Mortgagor has commenced to cure the default within said five (5) day period and is diligently, continuously and expeditiously proceeding with said cure.

                 C. Breach of Warranty. Any representation or warranty made by the Mortgagor in connection with the loan secured hereby shall be reasonably determined by the Mortgagee to have been false or misleading in any material respect as of the date on which the same was made or given.

                 D. Bankruptcy, Receivership, Insolvency, Etc. If Mortgagor, or any endorser or guarantor of the Note, makes any assignment for the benefit of creditors, or a receiver, liquidator, or trustee or Mortgagor, or of such endorser's or guarantor's property is appointed, or any voluntary or involuntary petition for bankruptcy, reorganization or arrangement of Mortgagor or such endorser or guarantor pursuant to the Federal Bankruptcy Act, or any similar statute is filed, or Mortgagor or such endorser or guarantor (if a partnership or business association) is dissolved or partitioned, or Mortgagor or such endorser or guarantor (if a trust) is terminated or it expires.





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         11.     Remedies.  If an Event of Default shall occur and be
continuing, Mortgagee may, at its option:

                 A. Acceleration. Declare the principal of the Note to be due and payable immediately, whereupon interest shall begin accruing at the lesser of (i) fifteen percent (15%) per annum; or (ii) the highest rate allowable under the laws of the State of Florida.

                 B. Possession and Use of Mortgaged Premises. If an Event of Default shall have occurred, Mortgagor, upon demand of Mortgagee, shall surrender to Mortgagee the actual possession, and if and to the extent permitted by law, Mortgagee itself, or by such officers or agents as it may appoint, may enter and take possession of all the Mortgaged Premises, and may exclude Mortgagor and its agents and employees wholly therefrom, and may have joint access with Mortgagor to the books, papers and accounts of Mortgagor relating to the management or operation of the Mortgaged Premises. Upon every such entering upon or taking of possession, Mortgagee may hold, store, use, operate, manage and control the Mortgaged Premises and conduct the business thereof, and from time to time:

                          (i)  make all necessary and proper maintenance,
repairs, renewals and replacements;

                          (ii)  insure or keep the Mortgaged Premises insured;

                          (iii)  manage and operate the Mortgaged Premises and
exercise all the rights and powers of Mortgagor in its name or otherwise, with respect to the same;

                          (iv)  enter into agreements with others to exercise
the power herein granted Mortgagee;

all as Mortgagee from time to time may determine; and Mortgagee may collect and receive all the income, revenues, rents, issues and profits of the same, including those past due as well as those accruing thereafter, and shall apply the monies so received by Mortgagee in such priority as Mortgagee may determine to the payment of accrued interest on the Note; the payment of overdue installments of principal; the cost of insurance, taxes, assessments and other proper charges upon the Mortgaged Premises or any part thereof; and the reasonable compensation, expenses and disbursements of the attorneys and agents of Mortgagee including, but not limited to, costs incurred by Mortgagee in connection with its taking possession of the Mortgaged Premises.

         Mortgagee shall surrender possession of the Mortgaged Premises to Mortgagor only when all that is due upon such interest and principal installments and under the terms of this Mortgage, shall have been paid and all defaults made good. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.





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                 C.       Cure by Mortgagee.  If the Event of Default can be
cured by the payment of money, Mortgagee shall have the right at any time, at its sole option, and without waiving or affecting its other remedies hereunder, to pay such sums of money as may be necessary to cure the default. All sums so paid, together with interest at the default interest rate and together with all reasonable costs, charges, attorneys' fees and expenses incurred in connection with the payment shall be immediately due and payable by Mortgagor and shall be secured by this Mortgage. Notwithstanding such payments by Mortgagee, the Event of Default shall be deemed to be continuing until Mortgagee has been reimbursed by Mortgagor as described herein.

                 D. Other Remedies. Mortgagee may exercise any other remedy specifically granted under this Mortgage, or the Note, or the other instruments securing this Note, as now or hereafter existing in equity, at law, by virtue of statute, or otherwise;

         12. Receiver. If an Event of Default shall have occurred, Mortgagee, to the extent permitted by law and without regard to the value of occupancy of the Mortgaged Premises, shall be entitled, as a matter of right if it so elects, to the appointment of a receiver to enter upon and take possession of the Mortgaged Premises and to collect all rents, revenues, issues, income, products and profits thereof and apply the same as the Court may direct. The receiver shall have all rights and powers permitted under the laws of the State of Florida and such other expenses including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to the powers herein contained, shall be secured by this Mortgage. The right to enter and take possession of and to manage and operate the Mortgaged Premises, and to collect the rents, issues and profits thereof, whether by receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. Mortgagee shall be liable to account only for such rents, issues and profits actually received by Mortgagee.

         13. Suits to Protect the Mortgaged Premises. Mortgagee shall have the power and the authority to institute and maintain any suits and proceedings as Mortgagee may deem advisable;

                 A. to prevent any impairment of the Mortgaged Premises by any acts which may be unlawful or in violation of this Mortgage;

                 B. to preserve or protect its interests in the Mortgaged Premises; and

                 C. to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Mortgagee's interest.





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         14.     No Waiver.

                 A. No delay or omission of Mortgagee or of any holder of the Note to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee.

                 B. No Waiver of any default hereunder shall extend to or affect any subsequent or any other Event of Default then existing or impairing any rights, powers or remedies consequent thereon. If Mortgagee:

                          (i)     grants forbearance or an extension of time
for the payment of any sums secured hereby;

                          (ii)    takes other or additional security for the
payment of sums secured hereby;

                          (iii)   waives or does not exercise any right granted
in the Note, this Mortgage or any other instruments securing the Note;

                          (iv)    releases any part of the Mortgaged Premises
from the lien of this Mortgage or otherwise changes any of the terms of this Note, this Mortgage or any other instrument securing the Note;

                          (v)     consent to the filing of any map, plat of the
Mortgaged Premises; or

                          (vi)    makes or consents to any agreement changing
the terms of this Mortgage or subordinating the lien or any charge hereof,

no such act or omission shall release, discharge, modify, change or affect the original liability under the Note, this Mortgage or otherwise of Mortgagor or any subsequent purchaser of the Mortgaged Premises or any part thereof, or any maker, co-maker, endorser, surety or guarantor, nor shall such act or omission affect, disturb or impair in any manner whatsoever the validity and priority of the lien of this Mortgage for the full amount of the indebtedness remaining unpaid together with all other amounts due hereunder. No act or omission of Mortgagee shall preclude it from exercising any right, power or privilege herein granted or intended to be granted.

         15. Cumulative Remedies. No right, power or remedy conferred upon or reserved to Mortgagee by the Note, this Mortgage or any other instrument securing this Note is exclusive of any other right, power or remedy, but each and every right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power or remedy given





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hereunder or under the Note or any other instrument securing the Note or now or hereafter existing at law, in equity, or by statute.

         16. Subsequent Owners. In the event the ownership of the Mortgaged Premises or any part thereof becomes vested in a person other than Mortgagor, the Mortgagee may without notice to Mortgagor, deal with such successor or successors in interest with reference to this Mortgage and to the Note secured hereby in the same manner as with Mortgagor without in any way discharging or vitiating Mortgagor's liability hereunder or upon the Note.

         17. Partial Payment. Acceptance by the Mortgagee of any payment in an amount less than the amount then due on the Note or due hereunder shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default. At any time thereafter, until the entire amount then due has been paid, the Mortgagee shall be entitled to exercise all rights conferred upon it in this Mortgage upon the occurrence of an Event of Default.

         18. Non-Recourse. Notwithstanding anything to the contrary set forth in this Mortgage, the indebtedness evidenced by this Mortgage shall be nonrecourse to the Mortgagor. In the event of default by the Mortgagor, the sole and only recourse of the Mortgagee, its successor or assigns shall be foreclosure against the Mortgaged Premises and enforcement of rights in the Mortgaged Premises. It is expressly understood and agreed by the Mortgagee and by every person now or hereafter claiming any right or security under this Mortgage that nothing contained herein or in any document executed or to be delivered in connection herewith shall be construed as creating any personal liability on the Mortgagor, any officer, agent or employee of the Mortgagor or any other person related thereto for any indebtedness arising under this Mortgage, and the Mortgagee shall be deemed to covenant and agree that no deficiency judgment in any foreclosure proceedings, and no money judgment separate and apart from any foreclosure proceedings, shall be sought or rendered against the Mortgagor hereon on account of the execution of this Mortgage or the Note and the right to seek a deficiency judgment or money judgment against Mortgagor for any sum of money arising from the Note is hereby expressly waived by Mortgagee.

         19. Further Assurances. Mortgagor agrees that at any time, and from time to time, after execution and delivery of this Mortgage, it will, upon the request of Mortgagee, and at Mortgagor's sole expense, execute and deliver such further documents and do such further acts and things as Mortgagee may reasonably request in order to fully effect the purposes of this Mortgage and to subject to the lien of this Mortgage any property intended by the provisions hereof to be covered hereby.

         20.     Other Mortgages.

                 A. If foreclosure proceedings should be instituted on any mortgage, either superior or inferior to this Mortgage, or if any foreclosure proceeding is instituted on any lien





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of any kind, the Mortgagee may, at its option, immediately or thereafter declare this Mortgage and the indebtedness secured hereby due and payable. If there is any mortgage superior to this Mortgage, then failure to pay said mortgage when due and in accordance with its terms or failure to abide by the terms of said mortgage shall be deemed an Event of Default hereunder. Any modification of any mortgage superior to this Mortgage or waiver of any principal or interest payments of any note and mortgage superior to this Mortgage shall constitute an Event of Default hereunder.

                 B. To the extent of the indebtedness of the Mortgagor to the Mortgagee as described herein or secured hereby, the Mortgagee is subrogated to the lien or liens and to the rights of the owners and holders of each and every mortgage, lien or other encumbrance on the property described in Exhibit "A" which is paid and/or satisfied, in whole or in part, out of the proceeds of the loan described herein or secured hereby. The respective liens of said mortgages, liens or other encumbrances shall be preserved and shall pass to and be held by the Mortgagee as security for the indebtedness described herein or secured hereby, to the same extent that it would have been preserved and would have been passed to and held by the Mortgagee had it been duly and regularly assigned to the Mortgagee by a separate assignment, notwithstanding the fact that the same may be satisfied and canceled of record, it being the intention of the parties that the same will be satisfied and canceled of record by the holders thereof at or about the time of the recording of this Mortgage.

         21. Estoppel Certificate. Mortgagor shall, within five (5) days from written demand by the Mortgagee, execute in such form as shall be required by the Mortgagee, an estoppel Certificate duly acknowledged setting forth the amount of principal and interest unpaid hereunder and the general status of this Mortgage. Failure of the Mortgagor to make and deliver the Estoppel Certificate within the required time shall constitute an Event of Default hereunder.

         22. Security Agreement. To the extent that the Mortgaged Premises shall be deemed to be personal property, this Mortgage shall serve as "security agreement" within the meaning of the Uniform Commercial Code as adopted in the State of Florida. Mortgagor hereby grants to Mortgagee a security interest in and to all of those portions of the Mortgaged Premises which may ultimately be held to be personal property. With respect to such personal property, Mortgagee shall have all rights afforded secured parties by the Uniform Commercial Code, as adopted in the State of Florida, and as may hereafter be modified or amended, in addition to, but not in limitation of, the other rights afforded the Mortgagee hereunder. Mortgagor agrees to make, execute and deliver to the Mortgagee, in form satisfactory to the Mortgagee, such financing statements and further assurances as Mortgagee may from time to time consider reasonably necessary to create, protect and preserve the Mortgagee's security interest.

         23. No Further Encumbrance or Transfer. Upon the further encumbrance, sale, transfer of exchange of title of the Mortgaged Premises or any part thereof or any interest therein, or upon the sale, exchange or transfer of a majority ownership interest in Mortgagor, without the prior written approval of Mortgagee, such approval to be granted or denied in the sole and unfettered discretion of Mortgagee, the full amount of the debt secured hereby, together with all interest accrued and unpaid thereon, shall immediately become due and payable.

         24. Fees and Costs. Mortgagor shall pay the costs, charges and expenses, including attorneys' fees, whether or not suit be brought or not, and whether incurred before, during or after any litigation or upon any appellate level, reasonably incurred or paid at any time by the Mortgagee, because of the failure of the Mortgagor to perform, comply with and abide by each and every one of the stipulations, agreements, conditions and covenants of the Note and this Mortgage and shall bear interest at the default interest rate provided herein.

         25. Default Interest. Upon the occurrence of an Event of Default, the principal amount of the Note, together with all accrued but unpaid interest, and together with all sums which may have been advanced by Mortgagee and which are secured hereby, shall bear interest at the lesser of (i) fifteen percent (15%) per annum or (ii) the highest legal rate permitted within the State of Florida.

         26.     Miscellaneous Provisions.

                 A. Time is of the essence with respect to each and every covenant, agreement and obligation of Mortgagor under this Mortgage, the Note and any and all other instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness secured hereby.

                 B. Any and all notices, elections or demands permitted or required to be made under this Mortgage shall be in writing, signed by the party giving such notice, election or demand, and shall be mailed through the United States Postal Service, postage prepaid, or an express courier, to the other party at the address first set forth above, or to such other address as may have been supplied in writing.


                 C. Captions of paragraphs contained in this Mortgage are inserted only as a matter of convenience and in no way define, limit, extend or describe the scope of this Mortgage or the intent of any provision hereof.

                 D. This Mortgage has been negotiated, executed and delivered in the State of Florida and shall be governed by and construed in accordance with the laws of the State of Florida.



                       THIS IS A PURCHASE MONEY MORTGAGE

         IN WITNESS WHEREOF, this Mortgage has been duly executed, delivered and sealed by the Mortgagor on the day and year first above written.


                                            "MORTGAGOR"

WITNESSES:                                  BARA VINELAND, INC., a Florida
                                            corporation


/s/ Alexander C. Mackinnon                  By: /s/ Jesse Issa Maali
----------------------------------              --------------------------
Print Name: Alexander C. Mackinnon              Jesse Issa Maali
            ----------------------              Its: Chairman

/s/ Saleesa Miller-Pope
----------------------------------
Print Name: Saleesa Miller-Pope
            ----------------------


/s/ Alexander C. Mackinnon                  By: /s/ Rashid A. Khatib
----------------------------------              --------------------------
Print Name: Alexander C. Mackinnon              Rashid A. Khatib
            ----------------------              Its: President

/s/ Saleesa Miller-Pope
----------------------------------
Print Name: Saleesa Miller-Pope                     (Corporate Seal)
            ----------------------

STATE OF FLORIDA
COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this 5th day of May, 1995 by Jesse Issa Maali, as Chairman of Bara Vineland, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me.



                                            /s/ Saleesa Miller-Pope
                                            ------------------------------------
                                            (Signature of Notary Public)

              [SEAL]                        Saleesa Miller-Pope
                                            ------------------------------------
                                            (Typed name of Notary Public)
                                            Notary Public, State of Florida
                                            Commission No. CC 120558
                                                          ----------------------
                                            My commission expires: July 14, 1995


STATE OF FLORIDA
COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this 5th day of May, 1995 by Rashid A. Khatib, as President of Bara Vineland, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me.



                                            /s/ Saleesa Miller-Pope
                                            ------------------------------------
                                            (Signature of Notary Public)

              [SEAL]                        Saleesa Miller-Pope
                                            ------------------------------------
                                            (Typed name of Notary Public)
                                            Notary Public, State of Florida
                                            Commission No. CC 120558
                                                          ----------------------
                                            My commission expires: July 14, 1995

                                  EXHIBIT "A"


                               LEGAL DESCRIPTION


A parcel of land being a portion of Block "A" of REPLAT OF MAJOR CENTER UNIT 1, according to the Plat thereof as recorded in Plat Book 3, Page 32 of the Public Records of Orange County, Florida, being more particularly described as follows:

BEGIN at the Northeast corner of Lot 1, MAJOR CENTRE 2, according to the Plat thereof as recorded in Plat Book 32, Page 61 of the Public Records of Orange County, Florida, said point also being on the North line of Block "A" of said REPLAT OF MAJOR CENTER UNIT 1 and being a point on the South right of way line of Vineland Road; thence run North 89 degrees 44'39" East, along said North line of Block "A" and said South right of way line of Vineland Road, a distance of 475.28 feet to the Northeast corner of said Block "A"; thence run South 00 degrees 15'25" East, along the East line of said Block "A" and along the Westerly right of way line of Major Boulevard, a distance of 161.82 feet to a point of curvature of a curve concave Easterly and having a radius of 425.00 feet; thence through a central angle of 30 degrees 53'18" continue along the East line of said Block "A" and along the Westerly right of way line of Major Boulevard for an arc distance of 229.12 feet to a point; thence departing the East line of said Block "A" and the Westerly right of way line of Major Boulevard, run South 89 degrees 44'39" West, a distance of 354.11 feet; thence South 00 degrees 15'21" East a distance of 287.96 feet to the most Northwesterly line of Lake Number 1 of said REPLAT OF MAJOR CENTER UNIT 1; thence run South 62 degrees 24'34" West, along said Northwesterly line, a distance of 56.32 feet; thence run North 41 degrees 13'46" West, a distance of
195.34 feet; thence run South 89 degrees 47'00" West a distance of 91.77 feet to the Southeast corner of said Lot 1, MAJOR CENTRE 2; thence run along the Easterly line of said Lot 1 the following three courses: North 00 degrees 32'04" West a distance of 376.28 feet; thence run North 89 degrees 44'39" East a distance of 90.25 feet; thence run North 00 degrees 15'21" West a distance of
170.00 feet to the Point of Beginning.



ALSO DESCRIBED AS:

Lot 1, MAJOR CENTRE 2-A, according to the Plat thereof as recorded in Plat Book 34, Page 65, Public Records of Orange County, Florida.

                                  EXHIBIT "B"

                              PERMITTED EXCEPTIONS


(1) General taxes for the year 1995 and thereafter, not yet due and payable.

(2) Agreement with the City of Orlando recorded February 27, 1968 in Official Records Book 1709, Page 813, Public Records of Orange County, Florida.

(3) Stipulated Settlement Agreement recorded April 16, 1993 in Official Records Book 4550, Page 3223, Public Records of Orange County, Florida.

(4) Agreement for Sanitary Sewer Service recorded December 11, 1984 in Official Records Book 3585, Page 905, Public Records of Orange County, Florida.

(5) Cross Access Easement Agreement filed February 4, 1994 in Official Records Book 4694, Page 2679, Public Records of Orange County, Florida, amended by that certain Amendment to Cross Access Easement Agreement recorded October 3, 1994 in Official Records Book 4803, Page 2274, Public Records of Orange County, Florida.

(6) Drainage Easement filed February 4, 1994 in Official Records Book 4694, Page 2671, Public Records of Orange County, Florida.

(7) Matters reflected upon the plat of Replat of Major Center Unit 1, according to the Plat thereof as recorded in Plat Book 3, Page 32, Public Records of Orange County, Florida.

(8) Matters reflected upon the plat of Major Centre 2-A, according to the Plat thereof as recorded in Plat Book 34, Page 65, Public Records of Orange County, Florida.

(9) Riparian and littoral rights, if any, and the title to any portion of land lying below the natural ordinary high water line of Lake No. 1 are not insured.

                         PURCHASE MONEY PROMISSORY NOTE

$1,310,000.00                                                   Orlando, Florida
                                                                     May 5, 1995


         FOR VALUE RECEIVED, the undersigned, BARA VINELAND, INC., a Florida corporation (the "Maker"), promises to pay to MAJOR REALTY CORPORATION, a Delaware corporation, or order, the principal sum of ONE MILLION THREE HUNDRED TEN THOUSAND AND NO/100 DOLLARS ($1,310,000.00), with interest thereon at the rate of six percent (6%) per annum, computed on a 360-day year, such principal and interest to be payable as hereinafter set forth.

         If not sooner paid, the entire principal balance, together with all accrued interest, shall be due and payable on May 5, 1996.

         The said principal and interest payment shall be payable in lawful money of the United States of America at 5728 Major Boulevard, Suite 306, Orlando, Florida 32819 or at such place as may hereafter be designated by written notice from the holder to the Maker hereof, on the date and in the manner described above.

         This Note may be prepaid in whole or in part at any time, or times, without premium or penalty.

         The Maker shall be in default of the terms of this Note if the payment due hereunder is not paid when due.

         If default is made in the payment the sums mentioned here or in the performance of any of the agreements contained in this Note or as contained in a certain Nonrecourse Purchase Money Mortgage of even date (the "Mortgage"), then the entire principal sum plus all accrued interest shall, at the option of the holder thereof, become at once due and collectible without notice, time being of the essence; and said principal sum and accrued interest shall both bear interest from such time until paid at the lesser of (i) fifteen percent (15%) per annum or (ii) the highest rate allowable under the laws of the State of Florida. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         If this Note goes into default and is placed in the hands of any attorney for collection, the Maker shall pay all costs, charges and expenses, including without limitation, attorneys' and paralegals' fees, reasonably incurred or paid at any time by the Holder, including without limitation, those incurred at trial, on appeal and in any bankruptcy or insolvency proceedings and to enforce any judgment, or whether or not suit is brought.

         Presentment, notice of dishonor and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof, and each agrees to pay all reasonable costs and expenses of collection of this Note, including, but not limited to, reasonable attorneys' fees, whether suit be brought or not, and whether incurred before, during, or after litigation, or upon any appellate level, if, after maturity of this Note or default hereunder, counsel shall be employed to collect this Note.

         Any notice to Maker provided for in this Note shall be given by mailing such notice by certified mail, return receipt requested, addressed to Maker at the address stated below, or to such other address as Maker may designate by notice to the Note holder. Any notice to the Note holder shall be given by mailing such notice by certified mail, return receipt requested, to the Note holder at the address in the fourth paragraph of this Note, or at such other address as may have been designated by notice to Maker.

         All agreements between the undersigned and the holder hereof are expressly limited so that under no contingency or event whatsoever shall the amount paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the money advanced or to be advanced hereunder exceed the highest lawful rate permissible under the laws of the State of Florida. If fulfillment of any provision hereof or the Mortgage securing this Note, or any other agreement referred to herein, or pertaining hereto, at the time performance of such provision shall be due, shall involve exceeding the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstances, the holder hereof shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would otherwise be excessive interest, shall be applied to the reduction of the unpaid principal balance hereunder and not to the payment of interest. This provision shall control every other provision of all agreements between the undersigned and the holder hereof.

         This Note is secured by a Purchase Money Mortgage upon real property in Orange County, Florida (the "Mortgaged Premises"), and this Note is to be construed according to the laws of the State of Florida. The terms and conditions of said Purchase Money Mortgage are by reference incorporated herein.

         Notwithstanding anything to the contrary contained herein, the indebtedness evidenced by this Note shall be totally nonrecourse to the Maker hereof. In the event of default by the Maker, the sole and only recourse of the holder, its successors and assigns shall be foreclosure against the Mortgaged Property (as the term is described in that certain Mortgage of even date) and enforcement of rights in the Mortgaged Property. It is expressly understood and agreed by the holder and by every person now or hereafter claiming any right or security under this Note that nothing contained herewith shall be construed as creating any personal liability on the Maker, any officer, agent, or employee of the Maker or any other person related thereto for any indebtedness arising under this Note, and the holder shall be deemed to covenant and agree that no deficiency judgment in any foreclosure proceedings and no money judgment separate and apart from any foreclosure proceedings, shall be sought or rendered against the Maker hereof on account of the execution of the Mortgage or this Note and the right to seek a deficiency judgment or money judgment against Maker for any sum of money arising from the
Note is hereby expressly waived by holder.

         Upon the sale, exchange or other transfer of title of the Mortgaged Premises or any part thereof or any interest therein, or upon sale, exchange, transfer, assignment or other disposition of any interest in Maker hereunder, without the written approval of the holder, the full amount of the debt secured hereby with all interest accrued thereon shall immediately become due and payable. Maker shall not create, incur, or permit to exist any mortgage, pledge, lien, encumbrance, or charge on, or adverse claim with respect to the Mortgaged Premises, or any part thereof, or income therefrom other than (a) liens being contested in good faith and by appropriate proceedings in the manner permitted by the Mortgage, (b) liens or taxes or assessments not yet delinquent, (c) the Mortgage, and (d) the Permitted Exceptions.

         Whenever used herein, the terms "holder", "Maker" and "payee" shall be construed in the singular or plural as the context may require or admit.

         THIS IS A PURCHASE MONEY PROMISSORY NOTE.

                                             BARA VINELAND, INC., a Florida
                                             corporation


                                             By:    /s/ Jesse Issa Maali
                                                    ----------------------------
                                                    Jesse Issa Maali
                                                    Its:  Chairman

                                             and


                                             By:    /s/ Rashid A. Khatib
                                                    ----------------------------
                                                    Rashid A. Khatib
                                                    Its:  President


                                                         (Corporate Seal)


                                                    FLORIDA DOCUMENTARY STAMPS
                                                    IN THE AMOUNT OF $4,585.00
                                                    HAVE BEEN AFFIXED TO THE
                                                    MORTGAGE SECURING THIS NOTE.

Maker's Address:
5401 South Kirkman Road
Suite 725
Orlando, Florida 32819